Summary Prospectus March 29, 2013 American Century Investments® Equity Income Fund
Investor Class: TWEIX Institutional Class: ACIIX	A Class: TWEAX B Class: AEKBX (closed)	C Class: AEYIX R Class: AEURX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated August 1, 2012 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated March 31, 2012, and the financial statements included in the fund’s semiannual report to shareholders, dated September 30, 2013. The fund's SAI, annual and semiannual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks current income. Capital appreciation is a secondary objective.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information. The fund's B Class shares are not available for purchase, except through exchanges and dividend reinvestments.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	B	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for C Class shares)	None	None	None	5.00%	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	B	C	R
Management Fee	0.94%	0.74%	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.95%	0.75%	1.20%	1.95%	1.95%	1.45%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$97	$303	$526	$1,166
Institutional Class	$77	$240	$417	$931
A Class	$690	$935	$1,197	$1,946
B Class	$598	$913	$1,153	$2,078
B Class (if shares are not redeemed)	$198	$613	$1,053	$2,078
C Class	$198	$613	$1,053	$2,272
R Class	$148	$459	$793	$1,734

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers look for equity securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase. The portfolio managers also look for equity securities of companies that they believe are undervalued and have the potential for an increase in price. To identify these undervalued companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected in the companies’ stock prices or may be outside the companies’ historical ranges.

The portfolio managers may sell stocks from the fund’s portfolio if they believe a stock no longer meets their valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified or specific events alter a stock’s prospects.

Principal Risks

•	Discontinuance of Dividend Payments – If the stocks purchased by the fund do not continue dividend payments, the value of the fund’s shares may decline, even if stock prices generally are rising.

•	Style Risk – If the market does not consider the individual stocks purchased by the fund to be undervalued, the value of the fund’s shares may decline, even if stock prices generally are rising.

•
Convertible Securities Risk – The fund invests in convertible securities, which may be affected by changes in interest rates, the credit of the issuer and the value of the underlying common stock. In addition, because these securities are convertible into common stock, they are subject to general stock market risk, though to a lesser degree.

•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter
(2Q 2003): 13.63%

Lowest Performance Quarter
(4Q 2008): -11.31%

As of June 30, 2012, the most recent calendar quarter end,
the fund’s Investor Class year-to-date return was 5.59%.

Average Annual Total Returns
For the calendar year ended December 31, 2011	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	3.57%	1.39%	5.71%	—	08/01/1994
Return After Taxes on Distributions	3.16%	0.46%	4.48%	—	08/01/1994
Return After Taxes on Distributions and Sale of Fund Shares	2.86%	0.90%	4.49%	—	08/01/1994
Institutional Class Return Before Taxes	3.93%	1.60%	5.93%	—	07/08/1998
A Class1 Return Before Taxes	-2.63%	-0.06%	4.81%	—	03/07/1997
B Class Return Before Taxes	-1.34%	—	—	-1.24%	09/28/2007
C Class Return Before Taxes	2.66%	0.39%	4.68%	—	07/13/2001
R Class Return Before Taxes	3.05%	0.89%	—	5.57%	08/29/2003
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	-0.10%	-2.58%	4.08%	—	—
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	—	—

1	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Phil Davidson, CFA, Chief Investment Officer − Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1994.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1998.

Kevin Toney, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2003.

Purchase and Sale of Fund Shares

The fund is generally closed to new investors other than those who (i) invest directly with American Century (where American Century is listed as the dealer of record); (ii) invest through certain financial intermediaries selected by American Century; or (iii) otherwise qualify for an exemption under American Century's closed fund policy.

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, or in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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